DISTRIBUTION AGREEMENT


This Agreement, made and entered into as of the 20th day of May, 1998, by and between the Parties:

1. B-BIOPHARM GmbH, having its registered office in Darmastadt, Germany, hereinafter referred to as: "R-Biopharm";

2. INUAL S.A. having its registered seat in Santiago, Chile, hereinafter referred to as: INUAL.

Preamble

R-BIOPHARM will produce a new ELISA PSP kit (Licensed Products) and will offer to license/sell to INUAL this kit.

Now, therefore, the Parties agree as follows:

1.       Licensed Product

1.1 R-Biopharm distribute to INUAL this kit and in those countries like Chile, USA and Japan where INUAL has possibilities for marketing, INUAL will sell the product under R- Biopharm label or under their own label. The kits sold by INUAL are produced by R- Biopharm and sold to INUAL. Transfer price will be similar to others distributors.

1.2 R-Biopharm agrees to supply INUAL with kits (Licensed Product) on a continuous basis according to the demand and forecast of INUAL for the manufacture of the tests.

R-BIOPHARM-INUAL

2.       Governing Law and Arbitration

This Agreement shall be governed by Chilean law. Disputes related to or arising out of this Agreement shall be settled by amicable discussions between the parties. In case any possible differences of opinion cannot be settled amicably, only the regular courts of justice competent according to the rules of international private law only will be competent for the claims, provided that both Parties do not arrange expressly for a court of arbitration.

If the Parties arrange for a court of arbitration, either Party shall have the right to appoint one arbitrator and the decision of that court shall be definitive and incontestable for both Parties.



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R-Biopharm, Darmstadt                                INUAL, Santiago

Signature /s/Ralf Dreher                             Signature /s/Max Rutman
          --------------                                      ----------------
Name Ralf Dreher                                              Name Max Rutman
Function General Manager                             Function General Manager
Date June 10, 1998                                   Date June 25, 1998









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